CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Home Systems Group on Form 10-Q for the fiscal quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date here of, I, Yu Lei, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 16, 2010

/s/ Lei Yu
Lei Yu Chief Executive Officer (Principal Executive Officer)